UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2008

Morgans Hotel Group Co.
 (Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On September 23, 2008, Morgans LV/Investment LLC, a Delaware limited liability company (“Morgans”) and an affiliate of the Morgans Hotel Group Co., and Echelon Resorts Corporation, a Nevada corporation and a subsidiary of Boyd Gaming Corporation (“Boyd”), entered into the Third Amendment (the “Third Amendment”) to Morgans Las Vegas, LLC Limited Liability Company Agreement, a joint venture agreement governing the development of the Delano Las Vegas and the Mondrian Las Vegas at Echelon Place (the “Joint Venture”). The Third Amendment, among other things, provides for the following:

•	the immediate return to Morgans of the $30 million deposit provided for the project, plus interest,

•	the elimination of Morgans’ future funding obligations of approximately $41 million,

•	the elimination of any obligation by Morgans to provide a construction loan guaranty, and

•	sole control by Morgans over the use of the Delano and Mondrian brands in connection with the project.

The amended agreement also limits the amounts that Morgans and Boyd are required to continue to fund for pre-development and related costs to approximately $420,000 each. The deadline to obtain construction financing has been extended to December 31, 2009. Each party has the right to terminate the joint venture for any reason prior to December 31, 2009. Additionally, the terms of the management agreement, which provide for a Morgans affiliate to operate the joint venture hotels upon their completion, remain unchanged.

A copy of the Third Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment. A copy of the press release announcing Morgans’ entry into the Third Amendment is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Third Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, dated September 23, 2008, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation

99.1	Press release issued by Morgans Hotel Group Co. dated September 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: September 25, 2008

By: /s/ Richard Szymanski

Richard Szymanski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, dated September 23, 2008, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation

99.1	Press release issued by Morgans Hotel Group Co. dated September 25, 2008